FULTON FINANCIAL CORPORATION			REVISED AS OF FEBRUARY 12, 2020
SUMMARY CONSOLIDATED FINANCIAL INFORMATION (UNAUDITED)
in thousands, except per-share data and percentages
	Three Months Ended
	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31
	2019	2019	2019	2019	2018
Ending Balances
Investments	$2,867,378	$2,705,610	$2,853,358	$2,748,249	$2,686,973
Loans, net of unearned income	16,837,526	16,686,866	16,368,458	16,262,633	16,165,800
Total assets	21,886,040	21,703,618	21,308,670	20,974,649	20,682,152
Deposits	17,393,913	17,342,717	16,388,895	16,377,978	16,376,159
Shareholders' equity	2,342,176	2,324,016	2,308,798	2,301,019	2,247,573

Average Balances
Investments	$2,830,999	$2,829,672	$2,790,392	$2,699,130	$2,646,266
Loans, net of unearned income	16,768,057	16,436,507	16,316,076	16,194,375	15,965,637
Total assets	21,812,438	21,457,800	21,057,030	20,690,365	20,512,130
Deposits	17,449,565	16,950,667	16,375,456	16,275,633	16,413,066
Shareholders' equity	2,341,397	2,315,585	2,301,258	2,265,097	2,281,669

Income Statement
Net interest income	$159,270	$161,260	$164,544	$163,315	$162,944
Provision for credit losses	20,530	2,170	5,025	5,100	8,200
Non-interest income	55,281	59,813	54,315	46,751	49,523
Non-interest expense	138,974	146,770	144,168	137,824	140,685
Income before taxes	55,047	72,133	69,666	67,142	63,582
Net income	47,788	62,108	59,779	56,663	58,083
Pre-provision net revenue(1)	77,224	76,741	76,114	73,775	78,320

Per Share
Net income (basic)	$0.29	$0.38	$0.36	$0.33	$0.33
Net income (diluted)	$0.29	$0.37	$0.35	$0.33	$0.33
Cash dividends	$0.17	$0.13	$0.13	$0.13	$0.16
Tangible common equity(1)	$11.00	$10.91	$10.63	$10.39	$10.08
Weighted average shares (basic)	164,135	165,324	168,343	169,884	174,571
Weighted average shares (diluted)	165,039	166,126	169,168	170,909	175,473

Asset Quality
Net charge-offs to average loans (annualized)	0.65%	0.15%	-0.04%	0.10%	0.17%
Non-performing loans to total loans	0.84%	0.81%	0.90%	0.85%	0.86%
Non-performing assets to total assets	0.68%	0.66%	0.73%	0.70%	0.73%
Allowance for credit losses to loans outstanding	0.99%	1.04%	1.08%	1.05%	1.05%
Allowance for loan losses to loans outstanding	0.97%	1.00%	1.04%	1.00%	0.99%
Allowance for credit losses to non-performing loans	118%	127%	120%	123%	121.00%
Allowance for loan losses to non-performing loans	116%	122%	115%	117%	115.00%
Non-performing assets to tangible shareholders' equity and allowance for credit losses(1)	7.50%	7.32%	7.94%	7.63%	7.97%

Profitability
Return on average assets	0.87%	1.15%	1.14%	1.11%	1.12%
Return on average shareholders' equity	8.10%	10.64%	10.42%	10.15%	10.10%
Return on average shareholders' equity (tangible)(1)	10.52%	14.03%	13.60%	13.28%	13.17%
Net interest margin	3.22%	3.31%	3.44%	3.49%	3.44%
Efficiency ratio(1)	63.1%	63.6%	64.2%	63.9%	62.2%

Capital Ratios
Tangible common equity ratio(1)	8.46%	8.45%	8.54%	8.64%	8.52%
Tier 1 leverage ratio(2)	8.47%	8.52%	8.68%	8.92%	9.01%
Common equity Tier 1 capital ratio(2)	9.67%	9.64%	9.96%	10.16%	10.22%
Tier 1 capital ratio(2)	9.67%	9.64%	9.96%	10.16%	10.22%
Total risk-based capital ratio(2)	11.79%	12.01%	12.44%	12.63%	12.75%

(1) Please refer to the calculation on the page titled “Reconciliation of Non-GAAP Measures” at the end of this document.
(2) Regulatory capital ratios as of December 31, 2019 are preliminary and prior periods are actual.

FULTON FINANCIAL CORPORATION					REVISED AS OF FEBRUARY 12, 2020
CONDENSED CONSOLIDATED ENDING BALANCE SHEETS (UNAUDITED)
dollars in thousands
						% Change from
	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30	Dec 31
	2019	2019	2019	2019	2018	2019	2018
ASSETS
Cash and due from banks	$132,283	$120,671	$107,091	$115,884	$103,436	9.6%	27.9%
Other interest-earning assets	482,930	572,499	488,968	411,037	421,534	(15.6)%	14.6%
Loans held for sale	37,828	33,945	45,754	27,768	27,099	11.4%	39.6%
Investment securities	2,867,378	2,705,610	2,853,358	2,748,249	2,686,973	6.0%	6.7%
Loans, net of unearned income	16,837,526	16,686,866	16,368,458	16,262,633	16,165,800	0.9%	4.2%
Allowance for loan losses	(163,622)	(166,135)	(170,233)	(162,109)	(160,537)	(1.5)%	1.9%
Net loans	16,673,904	16,520,731	16,198,225	16,100,524	16,005,263	0.9%	4.2%
Premises and equipment	240,046	237,344	243,300	239,004	234,529	1.1%	2.4%
Accrued interest receivable	60,898	60,447	62,984	62,207	58,879	0.7%	3.4%
Goodwill and intangible assets	535,303	534,178	535,249	535,356	531,556	0.2%	0.7%
Other assets	855,470	918,193	773,741	734,620	612,883	(6.8)%	39.6%
Total Assets	$21,886,040	$21,703,618	$21,308,670	$20,974,649	$20,682,152	0.8%	5.8%
LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits	$17,393,913	$17,342,717	$16,388,895	$16,377,978	$16,376,159	0.3%	6.2%
Short-term borrowings	883,241	832,860	1,188,390	829,016	754,777	6.0%	17.0%
Other liabilities	384,941	477,311	435,171	401,324	311,364	(19.4)%	23.6%
FHLB advances and long-term debt	881,769	726,714	987,416	1,065,312	992,279	21.3%	(11.1)%
Total Liabilities	19,543,864	19,379,602	18,999,872	18,673,630	18,434,579	0.8%	6.0%
Shareholders' equity	2,342,176	2,324,016	2,308,798	2,301,019	2,247,573	0.8%	4.2%
Total Liabilities and Shareholders' Equity	$21,886,040	$21,703,618	$21,308,670	$20,974,649	$20,682,152	0.8%	5.8%

LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:
Loans, by type:
Real estate - commercial mortgage	$6,700,776	$6,604,634	$6,497,973	$6,428,688	$6,434,285	1.5%	4.1%
Commercial - industrial, financial and agricultural	4,446,701	4,494,496	4,365,248	4,429,538	4,404,548	(1.1)%	1.0%
Real estate - residential mortgage	2,641,465	2,570,793	2,451,966	2,313,908	2,251,044	2.7%	17.3%
Real estate - home equity	1,314,944	1,346,115	1,386,974	1,413,500	1,452,137	(2.3)%	(9.4)%
Real estate - construction	971,079	913,644	922,547	953,087	916,599	6.3%	5.9%
Consumer	463,164	464,213	452,874	433,545	419,186	(0.2)%	10.5%
Leasing and other	299,397	292,971	290,876	290,367	288,001	2.2%	4.0%
Total Loans, net of unearned income	$16,837,526	$16,686,866	$16,368,458	$16,262,633	$16,165,800	0.9%	4.2%
Deposits, by type:
Noninterest-bearing demand	$4,453,324	$4,240,478	$4,226,404	$4,255,043	$4,310,105	5.0%	3.3%
Interest-bearing demand	4,720,188	4,771,109	4,083,615	4,207,442	4,240,974	(1.1)%	11.3%
Savings and money market accounts	5,153,941	5,094,387	4,938,998	4,907,346	4,926,937	1.2%	4.6%
Total demand and savings	14,327,453	14,105,974	13,249,017	13,369,831	13,478,016	1.6%	6.3%
Brokered deposits	264,531	256,870	246,116	251,395	176,239	3.0%	50.1%
Time deposits	2,801,929	2,979,873	2,893,762	2,756,752	2,721,904	(6.0)%	2.9%
Total Deposits	$17,393,913	$17,342,717	$16,388,895	$16,377,978	$16,376,159	0.3%	6.2%
Short-term borrowings, by type:
Customer repurchase agreements	$56,707	$58,853	$56,496	$54,440	$43,499	(3.6)%	30.4%
Customer short-term promissory notes	326,534	279,007	281,894	299,576	326,278	17.0%	0.1%
Short-term FHLB advances	500,000	475,000	650,000	475,000	385,000	5.3%	29.9%
Federal funds purchased	—	20,000	200,000	—	—	(100.0)%	N/M
Total Short-term Borrowings	$883,241	$832,860	$1,188,390	$829,016	$754,777	6.0%	17.0%

N/M - Not meaningful

FULTON FINANCIAL CORPORATION								REVISED AS OF FEBRUARY 12, 2020
CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
in thousands
	Three Months Ended					% Change from		Year ended
	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30	Dec 31	December 31
	2019	2019	2019	2019	2018	2019	2018	2019	2018	% Change
Interest Income:
Interest income	$202,159	$208,413	$210,034	$204,700	$200,609	(3.0)%	0.8%	$825,306	$758,514	8.8%
Interest expense	42,889	47,153	45,490	41,385	37,665	(9.0)%	13.9%	176,917	128,058	38.2%
Net Interest Income	159,270	161,260	164,544	163,315	162,944	(1.2)%	(2.3)%	648,389	630,456	2.8%
Provision for credit losses	20,530	2,170	5,025	5,100	8,200	N/M	150.4%	32,825	46,907	(30.0)%
Net Interest Income after Provision	138,740	159,090	159,519	158,215	154,744	(12.8)%	(10.3)%	615,564	583,549	5.5%
Non-Interest Income:
Wealth management	14,419	13,867	14,153	13,239	13,408	4.0%	7.5%	55,678	52,148	6.8%
Mortgage banking	5,076	6,658	6,593	4,772	4,774	(23.8)%	6.3%	23,099	19,026	21.4%
Consumer banking:
Card	4,991	5,791	5,047	4,686	4,966	(13.8)%	0.5%	20,515	19,497	5.2%
Overdraft	4,750	4,682	4,413	4,104	4,653	1.5%	2.1%	17,949	17,606	1.9%
Other consumer banking	2,685	2,860	2,907	2,587	2,799	(6.1)%	(4.1)%	11,039	11,319	(2.5)%
Total consumer banking	12,426	13,333	12,367	11,377	12,418	(6.8)%	0.1%	49,503	48,422	2.2%
Commercial banking:
Merchant and card	5,841	6,166	6,512	5,558	5,656	(5.3)%	3.3%	24,077	23,427	2.8%
Cash management	4,697	4,696	4,638	4,361	4,340	—%	8.2%	18,392	17,581	4.6%
Commercial loan interest rate swap	5,426	3,944	3,477	2,028	2,540	37.6%	113.6%	14,875	9,831	51.3%
Other commercial banking	3,664	3,478	3,815	2,816	3,466	5.3%	5.7%	13,773	13,090	5.2%
Total commercial banking	19,628	18,284	18,442	14,763	16,002	7.4%	22.7%	71,117	63,929	11.2%
Other	3,732	3,179	2,584	2,535	2,921	17.4%	27.8%	12,030	11,963	0.6%
Non-Interest Income before Investment Securities Gains	55,281	55,321	54,139	46,686	49,523	(0.1)%	11.6%	211,427	195,488	8.2%
Investment securities gains, net	—	4,492	176	65	—	(100.0)%	—%	4,733	37	N/M
Total Non-Interest Income	55,281	59,813	54,315	46,751	49,523	(7.6)%	11.6%	216,160	195,525	10.6%
Non-Interest Expense:
Salaries and employee benefits	76,975	78,211	78,991	77,757	75,745	(1.6)%	1.6%	311,934	303,202	2.9%
Net occupancy	13,080	12,368	14,469	12,909	12,708	5.8%	2.9%	52,826	51,678	2.2%
Data processing and software	11,468	11,590	11,268	10,353	10,203	(1.1)%	12.4%	44,679	41,286	8.2%
Other outside services	8,215	12,163	11,259	8,352	8,944	(32.5)%	(8.2)%	39,989	33,758	18.5%
Equipment	3,475	3,459	3,299	3,342	3,275	0.5%	6.1%	13,575	13,243	2.5%
Professional fees	2,873	3,331	2,970	3,960	3,546	(13.7)%	(19.0)%	13,134	14,161	(7.3)%
FDIC insurance	2,177	239	2,755	2,609	2,563	N/M	(15.1)%	7,780	10,993	(29.2)%
Amortization of tax credit investments	1,505	1,533	1,492	1,491	6,538	(1.8)%	(77.0)%	6,021	11,449	(47.4)%
Marketing	1,503	3,322	2,863	2,160	1,577	(54.8)%	(4.7)%	9,848	8,854	11.2%
Intangible amortization	142	1,071	107	107	—	N/M	100.0%	1,427	—	100.0%
Prepayment penalty on FHLB advances	—	4,326	—		—	(100.0)%	—%	4,326	—	100.0%
Other	17,561	15,157	14,695	14,784	15,586	15.9%	12.7%	62,197	57,480	8.2%
Total Non-Interest Expense	138,974	146,770	144,168	137,824	140,685	(5.3)%	(1.2)%	567,736	546,104	4.0%
Income Before Income Taxes	55,047	72,133	69,666	67,142	63,582	(23.7)%	(13.4)%	263,988	232,970	13.3%
Income tax expense	7,258	10,025	9,887	10,479	5,499	(27.6)%	32.0%	37,649	24,577	53.2%
Net Income	$47,789	$62,108	$59,779	$56,663	$58,083	(23.1)%	(17.7)%	$226,339	$208,393	8.6%
PER SHARE:
Net income:
Basic	$0.29	$0.38	$0.36	$0.33	$0.33	(23.7)%	(12.1)%	$1.36	$1.19	14.3%
Diluted	0.29	0.37	0.35	0.33	0.33	(21.6)%	(12.1)%	1.35	1.18	14.4%
Cash dividends	0.17	0.13	0.13	0.13	0.16	30.8%	6.3%	0.56	0.52	7.7%
Weighted average shares (basic)	164,135	165,324	168,343	169,884	174,571	(0.7)%	(6.0)%	166,902	175,395	(4.8)%
Weighted average shares (diluted)	165,039	166,126	169,168	170,909	175,473	(0.7)%	(5.9)%	167,792	176,543	(5.0)%
N/M - not meaningful

FULTON FINANCIAL CORPORATION							REVISED AS OF FEBRUARY 12, 2020
CONDENSED CONSOLIDATED AVERAGE BALANCE SHEET ANALYSIS (UNAUDITED)
dollars in thousands
	Three Months Ended
	December 31, 2019			September 30, 2019			December 31, 2018
	Average		Yield/	Average		Yield/	Average		Yield/
	Balance	Interest (1)	Rate	Balance	Interest (1)	Rate	Balance	Interest (1)	Rate
ASSETS
Interest-earning assets:
Loans, net of unearned income	$16,768,057	$182,024	4.31%	$16,436,507	$188,280	4.55%	$15,965,637	$182,358	4.54%
Taxable investment securities	2,198,252	15,621	2.84%	2,282,292	15,565	2.73%	2,283,897	15,005	2.74%
Tax-exempt investment securities	594,487	5,058	3.38%	516,907	4,650	3.57%	426,872	3.978	3.71%
Total Investment Securities	2,792,739	20,679	2.96%	2,799,199	20,215	2.88%	2,710,769	18.983	2.80%
Loans held for sale	30,062	295	3.93%	31,898	466	5.83%	22,361	271	4.85%
Other interest-earning assets	492,560	2,370	1.92%	509,579	2,709	2.12%	492,529	2,177	1.76%
Total Interest-earning Assets	20,083,418	205,368	4.07%	19,777,183	211,670	4.25%	19,191,296	203.789	4.22%
Noninterest-earning assets:
Cash and due from banks	128,417			120,967			111,252
Premises and equipment	239,294			240,383			233,445
Other assets	1,528,758			1,491,115			1,131,548
Less: allowance for loan losses	(167,449)			(171,848)			(155,411)
Total Assets	$21,812,438			$21,457,800			$20,512,130
LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Demand deposits	$4,699,040	$8,494	0.72%	$4,448,112	$9,163	0.82%	$4,225,157	$7,448	0.70%
Savings deposits	5,205,260	10,253	0.78%	5,026,316	11,059	0.87%	4,979,712	9,745	0.78%
Brokered deposits	261,689	1,279	1.94%	253,426	1,536	2.40%	164,280	969	2.34%
Time deposits	2,959,008	13,775	1.86%	2,974,993	13,979	1.86%	2,722,141	9,997	1.46%
Total Interest-bearing Deposits	13,124,997	33,801	1.02%	12,702,847	35,737	1.12%	12,091,290	28,159	0.92%
Short-term borrowings	717,811	2,343	1.29%	919,697	4,156	1.78%	504,550	1,410	1.11%
FHLB advances and long-term debt	875,802	6,745	3.07%	842,706	7,260	3.44%	988,914	8,096	3.26%
Total Interest-bearing Liabilities	14,718,610	42,889	1.16%	14,465,250	47,153	1.29%	13,584,754	37,665	1.10%
Noninterest-bearing liabilities:
Demand deposits	4,324.568			4,247,820			4,321,776
Total Deposits	17,449.565			16,950,667			16,413,066

Other	427.863			429,145			323,931
Total Liabilities	19,471.041			19,142,215			18,230,461
Total Interest-bearing liabilities and non interest-bearing deposits ("Cost of Funds")	19,043.178		0.89%	18,713,070		1.00%	17,906,530		0.84%

Shareholders' equity	2,341.397			2,315,585			2,281,669
Total Liabilities and Shareholders' Equity	$21,812,438			$21,457,800			$20,512,130
Net interest income/net interest margin (fully taxable equivalent)		162,479	3.22%		164,517	3.31%		166,124	3.44%
Tax equivalent adjustment		(3,209)			(3,257)			(3,180)
Net interest income		$159,270			$161,260			$162,944

(1) Presented on a fully taxable-equivalent basis using a 21% federal tax rate and statutory interest expense disallowances.
AVERAGE LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:
	Three Months Ended					% Change from
	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30	Dec 31
	2019	2019	2019	2019	2018	2019	2018
Loans, by type:
Real estate - commercial mortgage	$6,561,029	$6,489,456	$6,424,213	$6,378,145	$6,343,024	1.1%	3.4%
Commercial - industrial, financial and agricultural	4,575,133	4,414,992	4,440,860	4,462,609	4,329,937	3.6%	5.7%
Real estate - residential mortgage	2,606,136	2,512,899	2,366,685	2,276,611	2,209,993	3.7%	17.9%
Real estate - home equity	1,331,088	1,364,161	1,404,141	1,433,574	1,459,647	(2.4)%	(8.8)%
Real estate - construction	934,556	905,060	943,080	930,246	931,724	3.3%	0.3%
Consumer	464,606	457,524	445,666	424,480	406,436	1.5%	14.3%
Leasing and other	295,509	292,415	291,431	288,710	284,876	1.1%	3.7%
Total Loans, net of unearned income	$16,768,057	$16,436,507	$16,316,076	$16,194,375	$15,965,637	2.0%	5.0%
Deposits, by type:
Noninterest-bearing demand	$4,324,568	$4,247,820	$4,200,810	$4,222,875	$4,321,776	1.8%	0.1%
Interest-bearing demand	4,699,040	4,448,112	4,186,280	4,153,984	4,225,157	5.6%	11.2%
Savings and money market accounts	5,205,260	5,026,316	4,925,788	4,912,856	4,979,712	3.6%	4.5%
Total demand and savings	14,228,868	13,722,248	13,312,878	13,289,715	13,526,645	3.7%	5.2%
Brokered deposits	261,689	253,426	246,154	220,115	164,280	3.3%	59.3%
Time deposits	2,959,008	2,974,993	2,816,425	2,765,803	2,722,141	(0.5)%	8.7%
Total Deposits	$17,449,565	$16,950,667	$16,375,457	$16,275,633	$16,413,066	2.9%	6.3%
Short-term borrowings, by type:
Customer repurchase agreements	$59,363	$61,230	$56,171	$56,707	$64,102	(3.0)%	(7.4)%
Customer short-term promissory notes	318,166	271,663	288,696	312,092	310,296	17.1%	2.5%
Federal funds purchased	91,467	101,022	181,769	157,122	43	(9.5)%	N/M
Short-term FHLB advances and other borrowings	248,815	485,782	414,868	294,133	130,109	(48.8)%	91.2%
Total Short-term Borrowings	$717,811	$919,697	$941,504	$820,054	$504,550	(22.0)%	42.3%

FULTON FINANCIAL CORPORATION				REVISED AS OF FEBRUARY 12, 2020
CONDENSED CONSOLIDATED AVERAGE BALANCE SHEET ANALYSIS (UNAUDITED)
dollars in thousands
	Year Ended December 31
	2019			2018
	Average			Average
	Balance	Interest (1)	Yield/Rate	Balance	Interest (1)	Yield/Rate
ASSETS

Interest-earning assets:
Loans, net of unearned income	$16,430,347	$747,119	4.55%	$15,815,263	$691,954	4.38%
Taxable investment securities	2,278,448	62,556	2.74%	2,246,555	56,039	2.49%
Tax-exempt investment securities	500,398	17,998	3.57%	416,119	15,285	3.65%
Equity securities	—	—	—%	126	5	3.97%
Total Investment Securities	2,778,846	80,554	2.89%	2,662,800	71,329	2.68%
Loans held for sale	25,795	1,351	5.24%	22,970	1,159	5.05%
Other interest-earning assets	445,008	9,249	2.08%	382,569	6,193	1.62%
Total Interest-earning Assets	19,679,996	838,273	4.26%	18,883,602	770,635	4.08%

Noninterest-earning assets:
Cash and due from banks	119,144			104,595
Premises and equipment	239,376			231,762
Other assets	1,385,689			1,123,857
Less: allowance for loan losses	(166,165)			(160,614)
Total Assets	$21,258,040			$20,183,202

LIABILITIES AND SHAREHOLDERS' EQUITY

Interest-bearing liabilities:
Demand deposits	$4,384,059	$33,348	0.76%	$4,063,929	$22,789	0.56%
Savings deposits	5,018,381	41,823	0.83%	4,684,023	27,226	0.58%
Brokered deposits	245,483	5,779	2.35%	121,863	2,480	2.04%
Time deposits	2,869,344	50,825	1.77%	2,675,670	35,217	1.32%
Total Interest-bearing Deposits	12,517,267	131,775	1.05%	11,545,485	87,712	0.76%

Short-term borrowings	849,679	14,543	1.70%	785,923	8,489	1.07%
FHLB advances and long-term debt	942,600	30,599	3.25%	977,573	31,857	3.26%
Total Interest-bearing Liabilities	14,309,546	176,917	1.24%	13,308,981	128,058	0.96%

Noninterest-bearing liabilities:
Demand deposits	4,249,294			4,287,121
Total Deposits	16,766,561			15,832,606

Other	393,130			331,336
Total Liabilities	18,951,970			17,927,438
Total Interest-bearing liabilities and non interest-bearing deposits ("Cost of Funds")	18,558,840		0.95%	17,596,102		0.73%

Shareholders' equity	2,306,070			2,255,764

Total Liabilities and Shareholders' Equity	$21,258,040			$20,183,202

Net interest income/net interest margin (fully taxable equivalent)		661,356	3.36%		642,577	3.40%
Tax equivalent adjustment		(12,967)			(12,121)

Net interest income		$648,389			$630,456

(1) Presented on a fully taxable-equivalent basis using a 21% federal tax rate and statutory interest expense disallowances.
AVERAGE LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:
	Year Ended
	December 31
	2019	2018	% Change
Loans, by type:
Real estate - commercial mortgage	$6,463,783	$6,314,349	2.4%
Commercial - industrial, financial and agricultural	4,473,549	4,314,584	3.7%
Real estate - residential mortgage	2,441,684	2,085,258	17.1%
Real estate - home equity	1,382,908	1,493,620	(7.4)%
Real estate - construction	928,183	965,835	(3.9)%
Consumer	448,205	361,186	24.1%
Leasing and other	292,035	280,431	4.1%
Total Loans, net of unearned income	$16,430,347	$15,815,263	3.9%
Deposits, by type:
Noninterest-bearing demand	$4,249,294	$4,287,121	(0.9)%
Interest-bearing demand	4,384,059	4,063,929	7.9%
Savings and money market accounts	5,018,381	4,684,023	7.1%
Total demand and savings	13,651,734	13,035,073	4.7%
Brokered deposits	245,483	121,863	101.4%
Time deposits	2,869,344	2,675,670	7.2%
Total Deposits	$16,766,561	$15,832,606	5.9%

Short-term borrowings, by type:
Customer repurchase agreements	$58,384	$137,198	(57.4)%
Customer short-term promissory notes	297,599	308,470	(3.5)%
Federal funds purchased	132,578	229,715	(42.3)%
Short-term FHLB advances and other borrowings	361,118	110,540	N/M
Total Short-term Borrowings	$849,679	$785,923	8.1%
N/M - not meaningful

FULTON FINANCIAL CORPORATION					REVISED AS OF FEBRUARY 12, 2020
ASSET QUALITY INFORMATION (UNAUDITED)
dollars in thousands
	Three Months Ended					Year Ended
	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31	Dec 31
	2019	2019	2019	2019	2018	2019	2018
ALLOWANCE FOR CREDIT LOSSES:
Balance at beginning of period	$172,797	$176,941	$170,372	$169,410	$167,826	$169,410	$176,084
Loans charged off:
Commercial - industrial, financial and agricultural	(30,547)	(7,181)	(1,895)	(2,787)	(6,263)	(42,410)	(52,441)
Real estate - commercial mortgage	(68)	(394)	(230)	(1,145)	(762)	(1,837)	(2,045)
Consumer and home equity	(1,416)	(1,375)	(1,001)	(902)	(1,884)	(4,694)	(6,127)
Real estate - residential mortgage	(223)	(533)	(134)	(655)	(446)	(1,545)	(1,574)
Real estate - construction	—	(45)	(3)	(95)	(392)	(143)	(1,368)
Leasing and other	(727)	(600)	(448)	(785)	(889)	(2,560)	(2,521)
Total loans charged off	(32,981)	(10,128)	(3,711)	(6,369)	(10,636)	(53,189)	(66,076)
Recoveries of loans previously charged off:
Commercial - industrial, financial and agricultural	2,487	2,311	2,680	1,243	2,647	8,721	4,994
Real estate - commercial mortgage	1,453	444	169	136	94	2,202	1,622
Consumer and home equity	437	348	802	407	684	1,994	2,393
Real estate - residential mortgage	206	440	211	132	100	989	620
Real estate - construction	1,098	164	1,245	84	415	2,591	1,829
Leasing and other	182	107	148	229	80	666	1,037
Recoveries of loans previously charged off	5,863	3,814	5,255	2,231	4,020	17,163	12,495
Net loans recovered (charged off)	(27,118)	(6,314)	1,544	(4,138)	(6,616)	(36,026)	(53,581)
Provision for credit losses	20,530	2,170	5,025	5,100	8,200	32,825	46,907
Balance at end of period	$166,209	$172,797	$176,941	$170,372	$169,410	$166,209	$169,410
Net charge-offs (recoveries) to average loans (annualized)	0.65%	0.15%	(0.04)%	0.10%	0.17%	0.22%	0.34%
NON-PERFORMING ASSETS:
Non-accrual loans	$125,098	$124,287	$133,118	$127,141	$128,572
Loans 90 days past due and accruing	16,057	11,689	14,598	11,540	11,106
Total non-performing loans	141,155	135,976	147,716	138,681	139,678
Other real estate owned	6,831	7,706	7,241	9,012	10,518
Total non-performing assets	$147,986	$143,682	$154,957	$147,693	$150,196
NON-PERFORMING LOANS, BY TYPE:
Commercial - industrial, financial and agricultural	$49,491	$37,126	$47,260	$50,148	$51,269
Real estate - commercial mortgage	37,279	45,710	43,850	29,817	32,153
Real estate - residential mortgage	22,411	20,150	21,659	22,299	19,101
Consumer and home equity	11,026	11,012	12,378	10,770	10,178
Real estate - construction	4,306	4,312	4,632	7,039	7,390
Leasing	16,642	17,666	17,937	18,608	19,587
Total non-performing loans	$141,155	$135,976	$147,716	$138,681	$139,678

FULTON FINANCIAL CORPORATION					REVISED AS OF FEBRUARY 12, 2020
RECONCILIATION OF GAAP TO NON-GAAP MEASURES (UNAUDITED)
in thousands, except per share data and percentages

Explanatory note:
This press release contains certain financial information, as detailed below, which has been derived by methods other than Generally Accepted Accounting Principles ("GAAP"). The Corporation has presented these non-GAAP financial measures because it believes that these measures provide useful and comparative information to assess trends in the Corporation's quarterly results of operations. Presentation of these non-GAAP financial measures is consistent with how the Corporation evaluates its performance internally and these non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Corporation's industry. Management believes that these non-GAAP financial measures, in addition to GAAP measures, are also useful to investors to evaluate the Corporation's results. Investors should recognize that the Corporation's presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other companies. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures and the Corporation strongly encourages a review of its condensed consolidated financial statements in their entirety. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measure follow:

	Three Months Ended					Year Ended
	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31	Dec 31	Dec 31
	2019	2019	2019	2019	2018	2019	2018
Shareholders' equity (tangible), per share
Shareholders' equity	$2,342,176	$2,324,016	$2,308,798	$2,301,019	$2,247,573
Less: Goodwill and intangible assets	(535,303)	(534,178)	(535,249)	(535,356)	(531,556)
Tangible shareholders' equity (numerator)	$1,806,873	$1,789,838	$1,773,549	$1,765,663	$1,716,017
Shares outstanding, end of period (denominator)	164,218	164,036	166,903	169,923	170,184
Shareholders' equity (tangible), per share	$11.00	$10.91	$10.63	$10.39	$10.08

Return on average shareholders' equity (tangible)
Net income	$47,789	$62,108	$59,779	$56,663	$58,083	$226,339	$208,393
Plus: Intangible amortization, net of tax	112	846	85	85	—	1,127	—
Numerator	$47,901	$62,954	$59,864	$56,748	$58,083	$227,466	$208,393

Average shareholders' equity	$2,341,397	$2,315,585	$2,301,258	$2,265,097	$2,281,669	$2,306,070	$2,255,764
Less: Goodwill and intangible assets	(534,190)	(535,184)	(535,301)	(531,767)	(531,556)	$(534,120)	$(531,556)
Average tangible shareholders' equity (denominator)	$1,807,207	$1,780,401	$1,765,957	$1,733,330	$1,750,113	$1,771,950	$1,724,208

Return on average shareholders' equity (tangible), annualized	10.52%	14.03%	13.60%	13.28%	13.17%	12.84%	12.09%

Tangible Common Equity to Tangible Assets (TCE Ratio)

Shareholders' equity	$2,342,176	$2,324,016	$2,308,798	$2,301,019	$2,247,573
Less: Goodwill and intangible assets	(535,303)	(534,178)	(535,249)	(535,356)	(531,556)
Tangible shareholders' equity (numerator)	$1,806,873	$1,789,838	$1,773,549	$1,765,663	$1,716,017

Total assets	$21,886,040	$21,703,618	$21,308,670	$20,974,649	$20,682,152
Less: Goodwill and intangible assets	(535,303)	(534,178)	(535,249)	(535,356)	(531,556)
Total tangible assets (denominator)	$21,350,737	$21,169,440	$20,773,421	$20,439,293	$20,150,596

Tangible Common Equity to Tangible Assets	8.46%	8.45%	8.54%	8.64%	8.52%

Efficiency ratio
Non-interest expense	$138,974	$146,770	$144,168	$137,824	$140,685	$567,736	$546,104
Less: Intangible amortization	(142)	(1,071)	(107)	(107)	—	(1,427)	—
Less: Amortization of tax credit investments	(1,505)	(1,533)	(1,492)	(1,491)	(6,538)	(6,021)	(11,449)
Less: Prepayment penalty on FHLB advances	—	(4,326)	—	—	—	(4,326)	—
Non-interest expense (numerator)	$137,327	$139,840	$142,569	$136,226	$134,147	$555,962	$534,655

Net interest income (fully taxable equivalent)	$162,479	$164,517	$167,794	$166,564	$166,124	$661,356	$642,577
Plus: Total Non-interest income	55,281	59,813	54,315	46,751	49,523	216,160	195,525
Less: Investment securities gains	—	(4,492)	(176)	(65)	—	(4,733)	(37)
Net interest income (denominator)	$217,760	$219,838	$221,933	$213,250	$215,647	$872,783	$838,065
Efficiency ratio	63.1%	63.6%	64.2%	63.9%	62.2%	63.7%	63.8%

Non-performing assets to tangible common shareholders' equity and allowance for credit losses
Non-performing assets (numerator)	$147,986	$143,682	$154,957	$147,693	$150,196

Tangible shareholders' equity	$1,806,873	$1,789,838	1,773,549	1,765,663	$1,716,017
Plus: Allowance for credit losses	166,209	172,797	176,941	170,372	169,410
Tangible shareholders' equity and allowance for credit losses (denominator)	$1,973,082	$1,962,635	$1,950,490	$1,936,035	$1,885,427
Non-performing assets to tangible shareholders' equity and allowance for credit losses	7.50%	7.32%	7.94%	7.63%	7.97%

Pre-provision net revenue
Net interest income	$159,270	$161,260	$164,544	$163,315	$162,944	$648,389	$630,456
Non-interest income	55,281	59,813	54,315	46,751	49,523	216,160	195,525
Less: Investment securities gains	—	(4,492)	(176)	(65)	—	(4,733)	(37)
Total revenue	$214,551	$216,581	$218,683	$210,001	$212,467	$859,816	$825,944

Non-interest expense	$138,974	$146,770	$144,168	$137,824	$140,685	$567,736	$546,104
Less: Prepayment penalty on FHLB advances	—	(4,326)	—	—	—	(4,326)	—
Less: Amortization of tax credit investments	(1,505)	(1,533)	(1,492)	(1,491)	(6,538)	(6,021)	(11,449)
Less: Intangible amortization	(142)	(1,071)	(107)	(107)	—	(1,427)	—
Total non-interest expense	$137,327	$139,840	$142,569	$136,226	$134,147	$555,962	$534,655

Pre-provision net revenue	$77,224	$76,741	$76,114	$73,775	$78,320	$303,854	$291,289